UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report August 5, 2003

Commission file number 1-10948

OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

SIGNATURE
EX-99.1 Press Release

ITEM 9.	INFORMATION FURNISHED PURSUANT TO SEC REGULATION FD

On August 5, 2003, Office Depot, Inc. issued a press release announcing its planned issuance of $300 million of debt securities, pursuant to an institutional private placement of its ten-year senior notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press release of Office Depot, Inc. issued on August 5, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: August 5, 2003	By: /S/ DAVID C. FANNIN

David C. Fannin
Executive Vice President and
General Counsel

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